

    As filed with the Securities and Exchange Commission on December 11, 2002

                                                    Registration No. 333-
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 ---------------

                                    FORM S-3
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                            BAXTER INTERNATIONAL INC.
             (Exact Name of Registrant as Specified in Its Charter)
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

            DELAWARE                            3841                        36-0781620
(State or other jurisdiction of     (Primary Standard Industrial         (I.R.S. Employer
 incorporation or organization)      Classification Code Number)      Identification Number)

                               One Baxter Parkway
                            Deerfield, Illinois 60015
                                 (847) 948-2000

   (Address, including zip code, and telephone number, including area code, of
                    Registrant's principal executive offices)

                                 ---------------

                             J. PATRICK FITZSIMMONS
                                 Senior Counsel
                            Baxter International Inc.
                               One Baxter Parkway
                            Deerfield, Illinois 60015
                                 (847) 948-2000

                                 ---------------

            (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)

Approximate date of commencement of proposed sale to the public: As soon as practicable after the effective date of this Registration Statement.

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, please check the following box. |_| _____

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. |X| 333-101122

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. |_| _____


If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. |_| ______

If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. |_|

                         CALCULATION OF REGISTRATION FEE
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====================================================================================================================
                                                           Proposed Maximum   Proposed Maximum
         Title of Each Class              Amount to be      Offering Price       Aggregate           Amount of
   of Securities to be Registered          Registered         Per Unit (1)   Offering Price (1)  Registration Fee
--------------------------------------------------------------------------------------------------------------------
Equity Units and Common Stock             $500,000,000           100%          $500,000,000        $46,000.00

====================================================================================================================
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(1)  Estimated solely for the purpose of computing the amount of the registration fee pursuant to Rule 457 under the Securities Act of 1933.

================================================================================

Incorporation by Reference of Registration Statement on Form S-3, File No. 333-101122

     Baxter International Inc. (the "Company") hereby incorporates by reference into this Registration Statement on Form S-3 in its entirety the Registration Statement on Form S-3 (File No. 333-101122) declared effective on November 20, 2002 by the Securities and Exchange Commission (the "Commission"), including each of the documents filed by the Company with the Commission and incorporated or deemed to be incorporated by reference therein and all exhibits thereto.

Exhibits

     The following documents are filed as exhibits to this Registration
Statement.

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      Exhibit Number         Description
      --------------         -----------
           5.1               Opinion of Thomas J. Sabatino, Jr.
          23.1               Consent of PricewaterhouseCoopers LLP
          23.2               Consent of Thomas J. Sabatino, Jr. (included in Exhibit 5.1)
          25.1               Powers of Attorney (included in the signature
                             page to the Registration Statement on Form S-3,
                             File No. 333-101122)*
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*Previously filed

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Deerfield, State of Illinois, on this 11th day of December, 2002.

                                          BAXTER INTERNATIONAL INC.



                                          By: /s/ Harry M. Jansen Kraemer, Jr.
                                              ----------------------------------
                                              Name: Harry M. Jansen Kraemer, Jr.
                                              Title: Chief Executive Officer

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacity as of December 11,2002.

            Signature                                      Title
            ---------                                      -----

/s/ Harry M. Jansen Kraemer, Jr.           Chairman of the Board of Directors,
-------------------------------            President and Chief Executive Officer
    Harry M. Jansen Kraemer, Jr.           (principal executive officer0



      /s/ Brian P. Anderson                Chief Financial Officer (principal
      ---------------------                financial officer and principal
          Brian P. Anderson                accounting officer)



      /s/ Walter E. Boomer*                Director



       /s/ Pei-yuan Chia*                  Director



     /s/ John W. Colloton*                 Director



        /s/ Susan Crown*                   Director



       /s/ Gail D. Fosler*                 Director



/s/ Joseph B. Martin, M.D., Ph.D.*         Director



     /s/ Thomas T. Stallkamp*              Director



   /s/ Monroe M. Trout, M.D.*              Director



       /s/ Fred L. Turner*                 Director



*By: /s/ Harry M. Jansen Kraemer, Jr.
         ----------------------------
      Harry M. Jansen Kraemer, Jr.
As Attorney-in-fact



                                    EXHIBITS
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
Exhibit Number         Description
--------------         -----------
 5.1                   Opinion of Thomas J. Sabatino, Jr.
23.1                   Consent of PricewaterhouseCoopers LLP
23.2                   Consent of Thomas J. Sabatino, Jr. (included in Exhibit 5.1)
25.1                   Powers of Attorney (included in the signature page to the Registration
                       Statement on Form S-3, File No. 333-101122)*

*Previously filed